                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15 of the
                        Securities Exchange Act of 1934

                         Date of Report: June 7, 1996
                 Date of Earliest Event Reported: June 4, 1996



                           TCI COMMUNICATIONS, INC.
            (Exact name of Registrant as specified in its Charter)

                                   DELAWARE
                (State or other jurisdiction of incorporation)

               0-5550                                   84-0588868
       (Commission File Number)             (I.R.S. Employer Identification No.)


                               TERRACE TOWER II
                               5619 DTC Parkway
                        Englewood, Colorado  80111-3000
                   (Address of principal executive offices)

      Registrant's telephone number, including area code:  (303) 267-5500

ITEM 5.  OTHER EVENTS.
         ------------

         Pursuant to a registration statement on Form S-3 (File No. 33-63139) (the "Registration Statement") filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), and declared effective by the Commission on November 14, 1995, the Registrant has registered its senior, senior subordinated and subordinated debt securities (the "Debt Securities"), and Tele-Communications, Inc., a Delaware corporation ("Parent"), has registered (i) such indeterminate shares of its Series A TCI Group Common Stock, $1.00 par value per share, as may be issued from time to time upon conversion of any of the Debt Securities that are issued as convertible Debt Securities, and (ii) certain guarantees of Debt Securities, all for delayed or continuous offering to the public pursuant to Rule 415 under the Act for a maximum aggregate initial offering price of $3 billion (or the equivalent thereof denominated in one or more foreign currencies, foreign currency units or composite currencies). Reference is made to the Registration Statement for further information concerning the terms of the securities (including the Debt Securities) registered pursuant to the Registration Statement and the offering thereof.

         On June 4, 1996, an underwriting agreement (the "Underwriting Agreement"), substantially in the form of Exhibit 1.1 to the Registration Statement, was executed by Lehman Brothers, Inc., Bear Stearns & Co. Inc., CS First Boston Corporation, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, and Salomon Brothers Inc. (the "Underwriters"), providing for the sale by the Registrant to, and the offering to the public by, the Underwriters of $300,000,000 principal amount of the Registrant's 7.25% Senior Notes due June 15, 1996 (the "Notes") which are a series of senior Debt Securities. The net proceeds to the Registrant from the sale of the Notes will be $298,368,000, before deducting expenses of the Registrant. The Underwriting Agreement is filed as Exhibit 1.1 hereto. The Registrant has estimated that expenses of $50,000 will be payable by it in connection with the sale of the Notes.

         The Notes will be issued pursuant to an indenture, dated as of December 20, 1995, in the form filed as Exhibit 4.10 to the Company's Current Report on Form 8-K, dated December 21, 1995 (the "Indenture"), between the Company and The Bank of New York, as Trustee. The description of certain provisions of the Indenture and the Notes and information concerning the terms of their purchase and offering to the public by the Underwriters, are incorporated herein by reference (i) to the section entitled "Description of Debt Securities -- Senior Debt Securities" of the Prospectus, dated November 14, 1995 (the "Prospectus"), and (ii) to the sections entitled "Description of Notes" and "Underwriting" in the Prospectus Supplement thereto, dated June 4, 1996 (the "Prospectus Supplement"), each of which has been filed with the Commission pursuant to Rule 424(b) under the Act. The form of Note is filed as Exhibit 4.1 hereto.

         Pursuant to Item 601(a) of Regulation S-K promulgated by the Commission ("Regulation S-K"), the Registrant filed as Exhibit 5 to the Registration Statement an opinion, dated

October 2, 1995, rendered to the Registrant by Baker & Botts, L.L.P., counsel to the Registrant, as to the matters referred to in Item 601(b)(5)(i) of Regulation S-K with respect to the Debt Securities generally. On June 7, 1996, Baker & Botts, L.L.P. rendered to the Registrant an opinion (the "Opinion") as to such matters specifically relating to the Notes. A copy of the Opinion is filed as
Exhibit 5.1 hereto and includes the consent of Baker & Botts, L.L.P. (the "Consent") to the reference to its name in the Prospectus Supplement.

         The Registrant is filing this Current Report on Form 8-K in order to cause the Underwriting Agreement, the form of Note, the Opinion and the Consent to be incorporated into the Registration Statement by reference. By filing this Current Report on Form 8-K, however, the Registrant does not believe that any of the Underwriting Agreement, the form of Note, the Opinion, the Consent or the information set forth herein represent, either individually or in the aggregate, a "fundamental change" (as such term is used in Item 512(a)(1)(ii) of Regulation S-K) in the information set forth in the Registration Statement.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      EXHIBITS
      --------
      1.1              Underwriting Agreement, dated June 4, 1996, between Lehman
                       Brothers, Inc., Bear Stearns & Co. Inc., CS First Boston
                       Corporation, Merrill Lynch & Co., Merrill Lynch, Pierce,
                       Fenner & Smith Incorporated, Morgan Stanley & Co.
                       Incorporated, and Salomon Brothers Inc. and the
                       Registrant .

      4.1              Form of 7.25% Senior Note due June 15, 1999.

      5.1 Opinion, dated June 7, 1996, of Baker & Botts, L.L.P., counsel to the Registrant, as to legality of the 7.25%
                       Senior Notes due June 15, 1999.

      23.1             Consent of Baker & Botts, L.L.P. (included in Exhibit
                       5.1).

                                  SIGNATURES
                                  ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 7, 1996                       TCI COMMUNICATIONS, INC.
                                          (Registrant)



                                          By:  /s/ Stephen M. Brett
                                               -----------------------------
                                               Name:  Stephen M. Brett
                                               Title: Senior Vice President

                                 EXHIBIT INDEX
                                 -------------

     Exhibits
     --------
     1.1               Underwriting Agreement, dated June 4, 1996, among Lehman
                       Brothers, Inc., Bear Stearns & Co. Inc., CS First Boston
                       Corporation, Merrill Lynch & Co., Merrill Lynch, Pierce,
                       Fenner & Smith Incorporated, Morgan Stanley & Co.
                       Incorporated, and Salomon Brothers Inc. and the
                       Registrant.

     4.1               Form of 7.25% Senior Note due June 15, 1999.

     5.1 Opinion, dated June 7, 1996, of Baker & Botts, L.L.P., counsel to the Registrant, as to legality of the 7.25%
                       Senior Notes due June 15, 1999.

     23.1              Consent of Baker & Botts, L.L.P. (included in Exhibit
                       5.1).